                                                                    Exhibit 99.2

                                BIO-PLEXUS, INC.

                            CONDENSED BALANCE SHEETS


                                             June 30,      December 31,
                                               2002            2001
                                           (Unaudited)
                                          -------------    -------------
                     ASSETS
  Current assets:
    Cash                                  $  2,325,000     $    953,000
    Accounts receivable, net                   633,000          352,000
    Royalty receivables                        153,000          163,000
    Inventories:
     Raw materials                             715,000        1,015,000
     Work-in-process                           513,000          360,000
     Finished goods                            493,000          338,000
                                          -------------    -------------
                                             1,721,000        1,713,000
    Other current assets                       173,000          201,000
                                          -------------    -------------
       Total current assets                  5,005,000        3,382,000
                                          -------------    -------------
  Fixed assets, net                          7,317,000        7,839,000
  Deferred debt financing expenses, net
  of amortization                              316,000               --
  Patents, net of amortization                 419,000          432,000
                                          -------------    -------------
                                          $ 13,057,000     $ 11,653,000
                                          -------------    -------------

          LIABILITIES AND SHAREHOLDERS'
                     EQUITY
  Current liabilities:
    Current portion of long-term debt     $     63,000     $     60,000
    Accounts payable and accrued
    expenses                                   603,000          353,000
    Deferred revenue                            49,000           49,000
    Accrued vacation                            36,000           35,000
    Other accrued employee costs               122,000           22,000
                                          -------------    -------------
     Total current liabilities                 873,000          519,000
                                          -------------    -------------
  Long-term debt, net                        3,667,000        1,199,000
                                          -------------    -------------
  Shareholders' equity:
    Common stock, $.001 par value,
    25,000,000 authorized, 11,539,941
    and 11,577,991 shares issued and
    outstanding as of June 30, 2002 and
    December 31, 2001, respectively             12,000           12,000
    Paid-in-capital                         99,234,000       99,321,000
    Deferred compensation, net                       --        (508,000)
    Accumulated deficit                    (90,729,000)     (88,890,000)
                                          -------------    -------------
     Total shareholders' equity              8,517,000        9,935,000
                                          -------------    -------------
                                          $ 13,057,000     $ 11,653,000
                                          -------------    -------------

              The accompanying notes are an integral part of these
                         condensed financial statements.

                                BIO-PLEXUS, INC.

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                     Three Months Ended June 30,
                                   -------------------------------
                                        2002            2001
                                   --------------  ---------------
         Revenue:
           Product                  $  1,884,000   $  1,332,000
           Services                           --         85,000
           Royalties                     159,000         70,000
                                    -------------  -------------
            Total revenue              2,043,000      1,487,000
                                     -----------    -----------
         Costs and expenses:
           Product                     1,183,000      1,069,000
           Services                        6,000        103,000
           Pre-production
             manufacturing                53,000             --
           Research and development      223,000        293,000
           Deferred compensation
             amortization                372,000             --
           Selling, general and
             administrative            1,288,000      1,572,000
                                    -------------  -------------
            Total operating costs
              and expenses             3,125,000      3,037,000
                                    -------------  -------------
         Operating loss               (1,082,000)    (1,550,000)
                                    -------------  -------------
         Financing Expenses:
           Amortization of deferred
             debt financing                4,000         61,000
           Other financing expense        33,000        681,000
           Other income                   (9,000)       (11,000)
                                    -------------  -------------
            Total financing expenses      28,000        731,000
                                    -------------  -------------
         Net loss                   $ (1,110,000)  $ (2,281,000)
                                    -------------  -------------
         Net loss (basic and
         diluted) per common
         share                      $      (0.10)  $      (1.52)
                                    -------------  -------------
         Weighted average common
         shares outstanding           11,549,584      1,500,216
                                    -------------  -------------


              The accompanying notes are an integral part of these
                         condensed financial statements.

                                BIO-PLEXUS, INC.

                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                       Six Months Ended June 30,
                                     -----------------------------
                                         2002            2001
                                     -------------  --------------
         Revenue:
           Product                   $ 3,583,000    $ 2,586,000
           Services                           --        200,000
           Royalties                     368,000        121,000
                                     ------------   ------------
             Total revenue             3,951,000      2,907,000
                                      ----------     ----------
         Costs and expenses:
           Product                     2,173,000      1,908,000
           Services                       10,000        103,000
           Pre-production
             manufacturing               224,000            --
           Research and development      509,000        688,000
           Deferred compensation
             amortization                421,000            --
           Selling, general and
             administrative            2,399,000      4,038,000
                                     ------------   ------------
             Total operating costs
             and expenses              5,736,000      6,737,000
                                     ------------   ------------
         Operating loss               (1,785,000)    (3,830,000)
                                     ------------   ------------
         Financing Expenses:
           Amortization of deferred
             debt financing                4,000        121,000
           Other financing expense        63,000      1,329,000
           Other income                  (13,000)       (46,000)
                                     ------------   ------------
             Total financing
             expenses                     54,000      1,404,000
                                     ------------   ------------
         Net loss                    $(1,839,000)   $(5,234,000)
                                     ------------   ------------
         Net loss (basic and
         diluted) per common share   $     (0.16)   $     (3.50)
                                     ------------   ------------
         Weighted average common
         shares outstanding           11,559,482      1,496,849
                                     ------------   ------------


              The accompanying notes are an integral part of these
                         condensed financial statements.

                                BIO-PLEXUS, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                             Six Months Ended June 30,
                                           -------------------------------
                                                2002            2001
                                           --------------  ---------------
  CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                  $(1,839,000)    $(5,234,000)
  Adjustments to reconcile net loss to
  net cash used in operating activities:
    Depreciation and amortization               574,000         308,000
    Recognition of stock-based
      compensation                              421,000              --
    Amortization of deferred debt
      financing expenses                          4,000         121,000
    Amortization of debt discount                    --         219,000
    Decrease (increase) in assets:
       Accounts receivable, net and
         royalty receivables                   (271,000)        477,000
       Inventories                               (7,000)        850,000
       Other current assets                      28,000         (49,000)
    Increase (decrease) in liabilities:
       Accounts payable and accrued
         expenses                               248,000        (419,000)
       Accrued vacation and other
         accrued employee costs                 102,000           2,000
       Deferred revenue                              --         171,000
    Other, net                                       --          18,000
                                            ------------    ------------
       Net cash used in operating
       activities                              (740,000)     (3,536,000)
                                            ------------    ------------
  CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases and construction of fixed
    assets, net                                 (35,000)     (1,098,000)
  Cost of patents                                (4,000)        (46,000)
                                            ------------    ------------
       Net cash used in investing
       activities                               (39,000)     (1,144,000)
                                            ------------    ------------
  CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of common stock                 --          79,000
  Accretion of accrued interest                      --       1,385,000
  Increase in notes payable                   2,500,000         300,000
  Payments of deferred financing costs         (320,000)            --
  Repayments of long-term debt                  (29,000)        (24,000)
                                            ------------    ------------
       Net cash (used in) provided by
       financing activities                   2,151,000       1,740,000
                                            ------------    ------------
       Net increase (decrease) in cash        1,372,000      (2,940,000)
       Cash, beginning of period                953,000       4,003,000
                                            ------------    ------------
       Cash, end of period                  $ 2,325,000     $ 1,063,000
                                            ------------    ------------
  Supplemental cash flow disclosures:
     Cash payments of interest (net of
       amounts capitalized)                 $    57,000     $    71,000
     Cash payments of income taxes                3,000           2,000


              The accompanying notes are an integral part of these
                         condensed financial statements.

                                BIO-PLEXUS, INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

1. Basis of Presentation

           The accompanying unaudited condensed interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and, in the opinion of the management of the Company, include all adjustments which are of a normal recurring nature, necessary for a fair presentation of financial position and the results of operations and cash flows for the periods presented. However, the financial statements do not include all information and footnotes required for a presentation in accordance with accounting principles generally accepted in the United States of America. These condensed financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's 2001 Annual Report on Form 10-K. The results of operations for the interim periods are not necessarily indicative of the results of operations to be expected for the full year.

           Reclassifications -- certain prior year amounts have been reclassified to conform to the current year presentation.

2. Earnings Per Share

           Basic Earnings Per Share ("EPS") is computed by dividing net loss by the weighted average number of common shares outstanding for the period, excluding any dilutive common share equivalents. There were no dilutive common stock equivalents at June 30, 2002.

3. Segment Financial Data

           The Company's operations consist of two business segments: Safety Medical Products and Accessories and Joint Venture Design & Development. The Safety Medical Products and Accessories segment includes operations associated with the manufacture of blood collection needles, needle holders and needle disposal containers. Starting in 2000, this segment also began to include royalty revenues. The Joint Venture Design & Development segment includes operations associated with product design and development, product licensing, and the design, development and construction of machinery and tooling in connection with joint venture partners.

           Distinct reporting by such segments was deemed necessary by management based on the significance of reported revenues and expenses and the Company's intention to focus operating resources in both of these areas. For the periods presented, there were no intersegment revenues.

           Information with respect to each of the Company's business segments is as follows:

   Segment Revenue


                  Three Months Ended June 30,         Six Months Ended June 30,
               --------------------------------- -----------------------------------
                   2002        2001       2000       2002        2001        2000
               ----------- ----------- --------- ----------- ----------- -----------
Safety Medical
Products and
Accessories    $2,043,000  $1,402,000  $776,000  $3,951,000  $2,707,000  $2,121,000
Joint Venture
Design &
Development            --      85,000        --          --     200,000     197,000
               ----------  ----------  --------  ----------  ----------  ----------
Total
Revenue        $2,043,000  $1,487,000  $776,000  $3,951,000  $2,907,000  $2,318,000
               ----------  ----------  --------  ----------  ----------  ----------

   Major Customers

            There were three customers, domestic distributors of the Company's products, Allegiance, Fisher Healthcare and Owens & Minor, that exceeded 10% of the Company's Safety Medical Products and Accessories segment revenue for the periods presented. These distributors sell the Company's products to hospitals and other users. If the Company lost one of these distributors, the hospitals and other users could still purchase the Company's products from other distributors; however, the loss of business of any of the foregoing distributors could disrupt the Company's business and possibly have a material adverse effect on the business and prospects of the Company. In the Joint Venture Design & Development segment, Johnson and Johnson Medical and Fresenius Medical Care Holdings contributed to more than 10% of the revenues associated with this segment for the periods presented. The first line of the following table represents the revenue associated with these major customers by segment:


                                  Three Months Ended June 30,         Six Months Ended June 30,
                               --------------------------------- -----------------------------------
Total Revenue Major Customers:     2002        2001       2000       2002        2001        2000
------------------------------ ----------- ----------- --------- ----------- ----------- -----------
Safety Medical Products and
Accessories to Major Customers $1,356,000  $1,022,000  $683,000  $2,613,000  $1,891,000  $1,849,000
Other Safety Medical Domestic
  Sales                           528,000     310,000    93,000     970,000     695,000     272,000
Royalties                         159,000      70,000        --     368,000     121,000          --
                               ----------  ----------  --------  ----------  ----------  ----------
Total Safety Medical Product
  Revenues                      2,043,000   1,402,000   776,000   3,951,000   2,707,000   2,121,000
Joint Venture Design &
Development                            --      85,000        --          --     200,000     197,000
                               ----------  ----------  --------  ----------  ----------  ----------
Total Revenue                  $2,043,000  $1,487,000  $776,000  $3,951,000  $2,907,000  $2,318,000
                               ----------  ----------  --------  ----------  ----------  ----------

Segment Profit (Loss)

                            Three Months Ended June 30,             Six Months Ended June 30,
                    -------------------------------------- --------------------------------------
                          2002         2001         2000         2002         2001         2000
                    ------------ ------------ ------------ ------------ ------------ ------------
Safety Medical
Products and
Accessories           $   860,000  $   333,000  $   434,000  $ 1,778,000  $   799,000 $ 1,037,000
Joint Venture
Design &
Development                (6,000)     (18,000)          --      (10,000)      97,000    162,000
                      -----------  -----------  -----------  -----------  -----------  -----------
Total Gross
Margin                    854,000      315,000      434,000    1,768,000      896,000    1,199,000
                      -----------  -----------  -----------  -----------  -----------  -----------
Selling, General
And Administrative
Expenses                1,288,000    1,572,000    2,015,000    2,399,000    4,038,000    3,590,000
Deferred Compensation
Amortization              372,000           --           --      421,000           --           --
Pre-production
Manufacturing              53,000           --           --      224,000           --           --
Research and
Development               223,000      293,000      235,000      509,000      688,000      557,000
Financing Expenses         28,000      731,000    1,125,000       54,000    1,404,000    2,832,000
                      -----------  -----------  -----------  -----------  -----------  -----------
Net Loss              $(1,110,000) $(2,281,000) $(2,941,000) $(1,839,000) $(5,234,000) $(5,780,000)
                      -----------  -----------  -----------  -----------  -----------  -----------

   Segment Capital Expenditures

                     Three Months Ended June 30,    Six Months Ended June 30,
                    ---------------------------- ------------------------------
                      2002      2001      2000     2002       2001       2000
                    -------- --------- --------- -------- ----------- ---------
 Safety Medical
 Products and
 Accessories        $12,000  $338,000  $598,000  $35,000  $1,098,000  $853,000
 Joint Venture
 Design &
 Development             --        --        --       --          --        --
                    -------  --------  --------  -------  ----------  --------
 Total Capital
 Expenditures       $12,000  $338,000  $598,000  $35,000  $1,098,000  $853,000
                    -------  --------  --------  -------  ----------  --------

           There has been no material change in identifiable assets related to reportable segments since the 2001 Annual Report.

4.         Change in Control

           The information in this footnote is based, in part, upon the Schedule 13D filed on June 3, 2002 with the Securities and Exchange Commission on behalf of ComVest Venture Partners, L.P., a limited partnership organized under the laws of Delaware ("ComVest"), ComVest Management, LLC, a limited liability company organized under the laws of Delaware ("ComVest Management"), RMC Capital, LLC, a limited liability company organized under the laws of Georgia, Michael S. Falk ("Falk") and Robert Priddy ("Priddy"), as amended by Amendment No. 1 filed June 28, 2002 (collectively the "ComVest 13D Filing").
ComVest, ComVest Management, RMC, Falk and Priddy are referred to as the "Reporting Persons."

           ComVest Management is the general partner of ComVest, and ComVest Management is wholly-owned by Commonwealth Associates Management Company, Inc., a corporation organized under the laws of New York ("CAMC"). The managers of ComVest Management are Travis L. Provow, Falk and Keith Rosenbloom ("Rosenbloom"). Rosenbloom and Harold Blue are directors, and Falk is Chairman, of CAMC. Mr. Falk is also the principal stockholder of CAMC. The sole officer of CAMC is Joseph Wynne, Chief Financial Officer. The managers of RMC are Priddy, Kikie Priddy, Sharon Acks and Michael Acks. Mr. Priddy is also the Chairman and principal member of RMC.

           Pursuant to an agreement, dated as of May 24, 2002 (the "ComVest Purchase Agreement"), Appaloosa Management L.P. (the "Manager"), on behalf of Appaloosa Investment Limited Partnership I ("AALP") and Palomino Fund Ltd ("Palomino") for which it acts as investment advisor, sold an aggregate of 9,840,285 shares (4,929,717 from AALP and 4,910,568 from Palomino) of the Company's common stock (the "Shares") and warrants to purchase 1,314,060 shares (700,394 from AALP and 613,666 from Palomino) of the Company's common stock having an exercise price of $2.283 (the "Warrants," and collectively with the Shares, the "Securities") for an aggregate purchase price of $5,000,000, a portion of which were acquired by the Reporting Persons. ComVest, Priddy and RMC purchased, respectively, 4,172,281, 1,312,038 and 1,312,038 of the Shares, and 557,161, 175,208, and 175,208 of the Warrants. ComVest, Priddy and RMC paid $2,120,000, $666,667, and $666,667, respectively for the Securities.

           As part of the transaction, and in accordance with the terms of the ComVest Purchase Agreement, Harold S. Blue, President of Commonwealth Associates, LP (an affiliate of ComVest) became Chairman of the Company's Board of Directors, and Dr. Richard Corbin, a dentist in private practice and designee of ComVest, became a Director, replacing James Bolin and Ken Maiman, Appaloosa's representatives on the Company's Board of Directors.

           As part of the transaction, certain officers (John Metz and Brian Herrman) and a director (Scott Tepper) of the Company participated as investors by purchasing in the aggregate, 143,780 shares, for a total purchase price of $73,333.

           As a result of the foregoing, there was a change in control of the Company in that the Reporting Persons acquired control of the Company from the Manager as a result of their acquisition of the Securities.

5.         ComVest Private Placement Transaction and Commonwealth Advisory
           Agreement

           On June 19, 2002, the Company closed on $2.5 million in new debt financing. The debt financing was provided pursuant to a Securities Purchase Agreement with the investors named therein (together, the "Investors") and ComVest Venture Partners, L.P. ("ComVest"), in its capacity as administrative agent to the Investors, dated as of June 18, 2002 (the "Securities Purchase Agreement"). Under the Securities Purchase Agreement, the Company sold to the Investors 25 Units (the "Units"), each Unit consisting of a $100,000 Senior Subordinated 7% Non-Convertible Promissory Note due in full on December 18, 2004 (the "Notes"), and warrants to purchase 50,000 shares of common stock of the Company at an exercise price of $1.00 per share (the "Warrants"). The total number of warrants to purchase shares of common stock was therefore 1,250,000. The Company is permitted to convert the Notes into common shares upon the occurrence of certain future events, and at certain conversion prices, described in the Securities Purchase Agreement (the "Conversion Shares"). After fees and closing costs, the net proceeds to the Company were $2,180,500. In addition, certain officers (John Metz and Brian Herrman) and a director (Scott Tepper) of the Company participated as investors in the Securities Purchase Agreement, by purchasing, in aggregate, 0.367 units, for a total value of $36,667.

           The Notes bear interest at the rate of 7% per annum, which shall accrue through the earlier of (i) the date on which the Notes are converted;
(ii) December 18, 2004; (iii) the date on which the Company consummates a merger, combination or sale of all or substantially all of the assets of the Company; or (iv) upon the acquisition of more than 50% of the voting power or interest of the Company by the purchase by a single entity or person or "group" existing pursuant to Section 13 (d) of the Securities Exchange Act of 1934, as amended.

           The Notes rank senior to all other indebtedness for money borrowed of the Company, and are secured by a first perfected priority lien and security interest (the "Security Interest") in certain collateral of the Company pursuant to the terms and conditions of a Security Agreement, dated as of June 18, 2002, by and among the Company, each of the Investors and ComVest, in its capacity as administrative agent for the Investors. The Notes are also secured by a second mortgage on the Company's headquarters located in Vernon, Connecticut and owned by the Company. In the event the Company establishes a revolving credit facility with an institutional lender for a maximum of $2,000,000, and repayment of such credit facility is secured by certain collateral of the Company, including accounts receivable and inventory (the "Lender Collateral"), then the Security Interest shall automatically become subordinate to the Lender's first perfected priority lien and security interest only with respect to the Lender Collateral, so that repayment of the Notes shall be secured by a second perfected lien and security interest only with respect to the Lender Collateral. The Notes contain optional and automatic conversion provisions.

           The Warrants are exercisable at a per share exercise price of $1.00. The Warrants expire on December 18, 2004 and contain a cashless exercise feature. In the event the Notes are repaid in full on or prior to December 18, 2002, the Company shall have the right to redeem 50% of each Warrant at a price of $.01 per Warrant Share.

           Commonwealth Associates, LP, an affiliate of ComVest, has been retained by the Company as a financial advisor to assist in its efforts to raise additional debt financing and explore strategic alternatives to enhance shareholder value. Pursuant to an Advisory Agreement by and between the Company and Commonwealth Associates L.P. ("Commonwealth") dated as of May 10, 2002 (the "Advisory Agreement"), Commonwealth agreed to act as financial advisor to the Company. During the term of the Advisory Agreement and for a period of six months thereafter, Commonwealth has a right of first refusal to act as exclusive placement agent or financial advisor in connection with any private placement by the Company in excess of $1,000,000. As compensation for services rendered to the Company under the Advisory Agreement, Commonwealth is to be paid $10,000 per month, and Commonwealth received a warrant to purchase 1,000,000 shares of the Company's common stock at a per share exercise price of $1.00 (the "Advisor Warrant").

           Pursuant to the Securities Purchase Agreement, the Company agreed to file a registration statement on Form S-3 by September 18, 2002, covering the Conversion Shares, the Warrants, and the shares of Company common stock underlying the Advisor Warrant. In addition, the Company agreed to use its best efforts to cause the registration statement to become effective by December 18, 2002.

           Pursuant to the Securities Purchase Agreement, ComVest, Commonwealth and the Investors were also granted unlimited piggyback registration rights with respect to any registration statements filed by the Company after June 18, 2002. The piggyback registration rights are subject to customary limitations and exceptions.

           The information in this footnote is based, in part, upon the ComVest 13D Filing.

6.         Restricted Stock Shares and Stock Options

            In accordance with the change in control transaction described in note 4 above, the 224,350 outstanding restricted stock shares of the Company became 100% vested as of May 24, 2002. At the time of the change in control, the unamortized balance of deferred compensation on the Balance Sheet was $356,000, representing the unvested shares of restricted stock. Because the change in control caused the immediate vesting of all unvested restricted stock, this resulted in an accelerated deferred compensation amortization charge of approximately $356,000 recorded in the accompanying condensed statements of operations for the three months ended June 30, 2002. In addition, the Company had 743,150 unvested incentive stock options, with an exercise price of $2.283 per share, which became fully vested and exercisable as of May 24, 2002 as a result of the above change in control transaction.

7.         Net Operating Loss Carryforwards

           At December 31, 2001, the Company had available federal net operating loss ("NOL") carryforwards of approximately $89,000,000. However, because of the ownership change in July 2001, the Company would have only been able to use just $1,300,000 (approximately) of its federal NOLs per year, for those federal NOLs generated prior to July 2001.

           As a result of the May 24, 2002 change-in-control transaction (described in note 4 above), the Company's federal NOLs are subject to new annual limitations. The limitations, resulting from substantial ownership changes, are prescribed in Section 382 of the Internal Revenue Code (the "Section 382 Limitation"). The Section 382 Limitation is calculated by multiplying the fair market value of the Company immediately preceding the change in ownership, by the long-term, tax-exempt rate prescribed by the IRS. Because of the change in ownership in May 2002, and based on the Section 382 Limitation calculation, the Company will be allowed to use approximately $290,000 of its pre-May 2002 federal NOLs per year. The Company generated approximately $200,000 of federal NOL carryforwards after the change of ownership (from May 25, 2002 to June 30, 2002). There are no limitations associated with the Company's ability to utilize the additional federal NOLs.